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EXHIBIT 10(e)

                   USX CORPORATION SENIOR EXECUTIVE OFFICER
                      ANNUAL INCENTIVE COMPENSATION PLAN
                   ----------------------------------------

        (As Amended by the Compensation Committee on January 30, 1995)

1.  Purpose
    -------

    The objectives of the Senior Executive Officer Annual Incentive Compensation Plan (the "Plan") are to advance the interests of the Corporation by providing Plan Participants with annual incentive opportunities linked directly to specific results. It is intended that the Plan will:

        (a) reinforce the Corporation's goal-setting and strategic planning process,

        (b) recognize the efforts of senior executive officers in achieving objectives, and

        (c) aid in attracting and retaining competent senior executive officers, thus ensuring the long-range success of the Corporation.

2.  Definitions
    -----------

    The following definitions will apply:

        Award -- An award granted under the Senior Executive Officer Annual Incentive Compensation Plan.

        Board --            The Board of Directors of USX Corporation.

        Committee --        The Compensation Committee of the Board of
                            Directors of USX Corporation, which will consist of not less than three directors of the Corporation who are appointed by the Board of Directors and who will not be and will not have been an officer or an employee of the Corporation. In addition, in order to be a member of the Committee, a director must be an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of
                            1986, as amended, and the regulations thereunder.

        Corporation --      USX Corporation, together with any 80% or more
                            owned subsidiary companies.

        Group -- One of the Corporation's three Groups -- Marathon Group, U.S. Steel Group or Delhi Group.

        Participant --      A senior executive officer who is eligible to
                            receive incentive compensation under the Plan.

        Performance Year -- The calendar year during which the Participant performed services and for which the Award is made.

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3.  Administration
    --------------

    The Committee will administer the Plan and will make all other determinations necessary under the Plan. Determinations made by the Committee will be final and binding upon Participants and their legal representatives and, in the case of deceased Participants, upon their executors, administrators, estates, beneficiaries, heirs and legatees. The terms and provisions of the Plan will be construed under and controlled by the law of the Commonwealth of Pennsylvania.

4.  Participants
    ------------

    Participants in the Plan are those who served in one of the positions listed below for at least a portion of the year for which Awards are made:

        USX Corporation Chief Executive Officer
        USX Corporation Chief Operating Officer
        USX Corporation Chief Financial Officer
        USX Corporation General Counsel
        USX Corporation Senior Vice Presidents

        Marathon Oil Company President
        Marathon Oil Company Executive Vice Presidents

        U.S. Steel Group President
        U.S. Steel Group Executive Vice Presidents

        Delhi Group President

    Awards made to individuals who die (in which case the Award will be made to the estate of the Participant) or retire during the year, will be prorated based on the period of active employment. An employee who is a participant in any other cash incentive plan for a year or portion thereof may not participate in the Plan for the same year or portion thereof.

5.  Determination of Awards
    -----------------------

    Each Award granted under this Plan will be based upon the performance of the Corporation and/or a Group. Performance will be evaluated using the specific business criteria outlined in the table below. The Committee has adopted a target level under each of the business criteria or performance measures which must be attained in order for the Participants to be eligible to receive the portion of the total Award specified for that performance measure.

    The Committee reserves the right to reduce the amount of an Award or eliminate an Award that would otherwise be payable to a Participant under the Plan. In no event will the amount of an Award payable to a Participant for a year exceed 150 percent of such Participant's salary for the performance year, capped at $1,420,000.

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
                                                                            Eligible Positions
                                         -----------------------------------------------------------------------------------------
                                                                                                               USX Corporation
                                         U.S. Steel Group       Marathon Oil Company                       Chief Executive Officer,
                                             President                President                            Chief Operating Officer,
            Applicable                         and                      and                                Chief Financial Officer,
           Performance                       Executive                Executive            Delhi Group       General Counsel and
             Measures                     Vice Presidents           Vice Presidents         President        Senior Vice Presidents
- --------------------------------------   ----------------       ---------------------     -------------   ------------------------
Profit From Operations
    U.S. Steel Group                            x                                                                      x
    Marathon Group                                                       x                                             x
    Delhi Group                                                                                  x                     x

Steel Shipments                                 x                                                                      x

Oil and Natural Gas Production
    Liquid Hydrocarbon                                                   x                                             x
    Natural Gas                                                          x                                             x

Increases in Reserves in
Excess of Annual Production
    Liquid Hydrocarbon                                                   x                                             x
    Natural Gas                                                          x                                             x

Refined Products
    Sales                                                                x                                             x
    Margins                                                              x                                             x

Natural Gas
    Throughput                                                                                   x                     x
    Sales                                                                                        x                     x

Worker Safety
    U.S. Steel Group-Injury
      Frequency Rate                            x                                                                      x
    Marathon Group - Lost-Time
      Accidents                                                          x                                             x
    Delhi Group - Lost-Time
      Accidents                                                                                  x                     x

Toxic Emissions Improvements
    U.S. Steel Group                            x                                                                      x
    Marathon Group                                                       x                                             x
    Delhi Group                                                                                  x                     x

Work Force Diversity                                                                                                   x

Common Stock Performance
    U.S. Steel Group                            x                                                                      x
    Marathon Group                                                       x                                             x
    Delhi Group                                                                                  x                     x


6. Payment of Awards
   -----------------

   Awards can be paid under the Plan only after the Committee certifies in writing that the applicable performance measures have been satisfied.

   The Compensation Committee may permit deferral of receipt of all or any portion of an Award granted under the Plan for such period and under such conditions as the Committee may determine, including the payment of Interest at a reasonable rate.

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No Award will be paid to a Participant who quits or is discharged prior to payment of an Award.

Unless receipt is deferred, an Award will be paid in cash as soon as practicable following the determination of Awards. Awards are subject to income and payroll tax withholding.

    (A) For Participants who are (or were prior to death or retirement during the year) employees of USX Corporation (Headquarters) or U.S. Steel Group, Awards will not be considered as part of the Participant's salary and will not be used in the calculation of any other pay, allowance or benefit except for provisions as stated under the Supplemental Pension Program.

   (B) For Participants who are (or were prior to death or retirement during the year) employees of Marathon Group or Delhi Group, Awards are included in "gross pay" for purposes of benefit calculations under the respective retirement plans and for purposes of the respective thrift plans unless the Award is paid after a Participant retires.

7. Effective Date
   --------------

This Plan will become effective, upon approval by a majority of votes cast by the shareholders, on May 2, 1994, but will relate to performance beginning January 1, 1994 and apply each calendar year thereafter.

1/30/95